SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 7, 2003

CYGNUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18962	94-2978092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Penobscot Drive, Redwood City, California	94063-4719
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 369-4300

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events.

                On January 7, 2003, Cygnus, Inc. issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that the Company’s Common Stock will be moved to the OTC Bulletin Board effective at the open of business on January 8, 2003.

Item 7.    Financial Statements and Exhibits.

                (c)           Exhibits.

                Exhibit Number

99.1                           Press Release by Cygnus, Inc. dated January 7, 2003 referred to in Item 5 above.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNUS, INC.

Date: January 7, 2003	By:	/s/ Barbara G. McClung
Barbara G. McClung
Senior Vice President and General Counsel